UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

CIPHER MINING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39625	85-1614529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue

Floor 54

New York, New York, 10017

(Address of principal executive offices) (Zip Code)

(332) 262-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2025, Cipher Mining Inc. (the “Company”) announced that its wholly owned indirect subsidiary Cipher Barber Lake LLC (“Cipher Barber Lake”) had entered into a Datacenter Lease (the “Fluidstack Lease”) with Fluidstack USA II Inc. (“Fluidstack”), which provides for the development of a data center facility on, and lease to Fluidstack of, Cipher Barber Lake’s facility (the “Facility”) located in Colorado City, Texas on the terms and subject to the conditions contained therein.

The Facility is expected to provide 168 megawatts (MW) of critical IT load for high-performance computing data center operations. The Company expects to complete the development and construction of the Facility and deliver the Facility to Fluidstack by September 2026. Fluidstack’s obligations to pay rent under the Fluidstack Lease begin on the commencement date of the lease and will continue for a 10-year term.

In connection with the Fluidstack Lease, the Company entered into the following agreements.

Recognition Agreements

On September 24, 2025, Cipher Barber Lake entered into a Recognition Agreement (the “Recognition Agreement”), among Cipher Barber Lake, Fluidstack and Google LLC (“Google”), pursuant to which Google has agreed to backstop (the “Google BackStop”) certain obligations of Fluidstack under the Fluidstack Lease, on the terms and subject to the conditions contained therein. The Google BackStop under the Recognition Agreement will become effective as of the commencement date under the Fluidstack Lease.

In the event of a payment default under the Fluidstack Lease, or if Fluidstack becomes subject to an insolvency event, following notice from Cipher Barber Lake, if Cipher Barber Lake and Google have not mutually agreed upon a tenant to assume the Fluidstack Lease and Recognition Agreement in place of Fluidstack within a certain specified period, Google will have the option to (i) pay all rent currently due under the Fluidstack Lease and assume the Fluidstack Lease as the tenant thereunder, (ii) under certain circumstances, pay a certain termination fee under the Fluidstack Lease; provided that upon payment of such termination fee, Google will be provided with an equity interest in Cipher Barber Lake, or (iii) under certain circumstances, defer its election of the foregoing options (i) and (ii) for a certain specified period, during which deferral period Google will pay all unpaid rent under the Fluidstack Lease and all additional rent that becomes due.

The description of the Recognition Agreement is qualified in its entirety by reference to the full and complete terms of the Recognition Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

On September 24, 2025, Cipher Barber Lake entered into an additional recognition agreement with certain providers setting forth certain rights and obligations with respect to certain property to be used in the Facility in connection with the Fluidstack Lease and providing for certain cure rights in the event of a default under the Fluidstack Lease and, in certain circumstances, the right to assume the Fluidstack Lease.

Warrant Agreement

On September 24, 2025, in consideration for Google providing the Google BackStop, the Company entered into a Warrant Agreement (the “Warrant Agreement”) with Google, pursuant to which the Company issued to Google warrants (the “Warrants”) to purchase 24,178,576 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an exercise price of $0.01 per share of Common Stock.

Solely in the event that the Company does not obtain approval from its stockholders to increase the number of shares of Common Stock authorized for issuance pursuant to its Second Amended and Restated Certificate of Incorporation, the Warrants may be settled in cash in whole or in part at the election of the Company. Additionally, if, on the business day prior to the beginning of the exercise period under the Warrant Agreement, the value of the Warrant Shares does not equal or exceed $430 million, the Company shall be obligated to issue additional Warrant Shares and/or make a cash payment equal in the aggregate to such shortfall amount on the terms set forth in the Warrant Agreement.

As a condition to receiving the Warrants prior to the effective date applicable to the Google BackStop, Google has agreed to pledge the Warrants for the benefit of the lenders under certain financing transactions in connection with construction of the Facility pursuant to a customary warrant pledge agreement until such time as the Google BackStop becomes effective.

The description of the Warrant Agreement is qualified in its entirety by reference to the full and complete terms of the Warrant Agreement, a copy of which is filed as Exhibit 4.1 to this Report.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 under the heading “Warrant Agreement” is incorporated by reference in this Item 3.02.

Item 7.01. Regulation FD.

On September 25, 2025, the Company issued a press release announcing the Fluidstack Lease and related transactions and posted an investor presentation to its website describing the same. A copy of the press release is furnished hereto as Exhibit 99.1 and a copy of the investor presentation is furnished hereto as Exhibit 99.2.

The information contained in Item 7.01 of this Report (as well as in Exhibit 99.1 and 99.2 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Agreement, by and between Cipher Mining Inc. and Google LLC, dated September 24, 2025.
10.1*	Recognition Agreement, by and among Cipher Barber Lake LLC, Fluidstack USA II Inc. and Google LLC, dated September 24, 2025.
99.1	Press release issued by Cipher Mining Inc., dated September 25, 2025.
99.2	Investor Presentation posted by Cipher Mining Inc., dated September 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission upon request.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. Potential investors, stockholders and other readers are cautioned to carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 25, 2025

CIPHER MINING INC.

By:	/s/ Will Iwaschuk
Name:	Will Iwaschuk
Title:	Co-President & Chief Legal Officer